UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

August 2, 2013

Date of Report

(Date of earliest event reported)

ELITE PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-15697	22-3542636
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

165 Ludlow Avenue, Northvale, New Jersey 07647

(Address of principal executive offices)

(201) 750-2646

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

Bridge Loan Agreement

On August 2, 2013, Elite Pharmaceuticals, Inc. (the “Company”) amended its bridge loan agreement (the “Loan Agreement”) with Jerry Treppel, the Company’s Chairman pursuant to which the date on which the unpaid principal amount then outstanding plus accrued interest thereon be paid in full is changed from July 31, 2013 to July 31, 2014. In addition, the requirement that the unpaid principal amount then outstanding plus accrued interest thereon be paid on such date that the Company raises at least $2,000,000 in gross proceeds from the sale of any of its equity securities was removed from the Loan Agreement. All other terms remain the same.

Item 9.01 Financial Statements and Exhibits

d)	Exhibits

Exhibit No.	Exhibit Description

10.1	Amendment to Loan Agreement dated August 2, 2013

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 6, 2013

ELITE PHARMACEUTICALS, INC.

By:	/s/ Narat Hakim
Nasrat Hakim, President

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